                                                               February 2, 2002

 [PHOTO]


Dear Shareholder:

   The net asset value of The Zweig Total Return Fund, Inc. increased 4.3%, including $0.166 in reinvested distributions, during the fourth quarter of 2001.

   For the year ended December 31, 2001, the Fund's net asset value declined 1.9%, including $0.706 in reinvested distributions.

   What we experienced in the bond market last year was a very powerful rally out to five years, good performance in bonds to 10 years, and only a slight decrease in yields in the 30-year Treasuries. It was, however, another difficult year for the stock market. I am glad that we made a comeback in the fourth quarter but not happy about the result for the year.

   As far as equities are concerned, I became bullish early in the year when the Fed began to cut. What kept me bullish were the Fed's aggressive cutting and the aggressively expanding money supply. Similar conditions prevailed for a total of 12 cumulative years since the Fed started in 1913. If you arbitrarily held for one year during those periods and cut off when the Fed tightened, the results were quite remarkable. The Dow Jones Industrials advanced at almost a 33% annualized rate, while the return on the remaining 75 years, when you didn't have these conditions, was a pretty lame 2.3%. That's basically why we anticipated a historically valid long-term bullish response to the Fed's policies. Despite the strong probabilities, it just didn't work this time.


                             DISTRIBUTION DECLARED
   In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% each month (10% divided by 12 months), on January 2, 2002, the Fund announced a distribution of $0.055 per share payable on January 10, 2002, to shareholders of record December 31, 2001. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equal to $0.055 per share. Including this distribution, the Fund's payout since its inception is now $11.471.

   Of the $0.701 considered to be distributed in 2001 for tax purposes, $0.2164 is ordinary income and $0.4846 is return of capital. (The return of capital distribution is a tax-free return of capital and therefore should not be reported as income.)


                                MARKET OUTLOOK
   Our bond exposure on December 31, 2001, was 40% compared with 60% at the end of the third quarter. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 40%, we are at approximately 64% of a full position (40%/62.5%).

   The easy money policy of the Fed helped bond prices move sharply higher for the year, especially those bonds of shorter maturity. Helping to fuel the rally in bonds was the sharp drop in equity values. The terrorist attacks also pushed government bond yields lower (and prices higher). Many investors switched from equities to fixed-income securities, a so-called "flight to quality." At least temporarily, investors found a haven in the safety of the full faith and credit of the government.

   At the moment, our bond model is roughly neutral, and the outlook is for bonds to trade within the recent price range. As always, if our indicators begin to switch, we remain ready to alter our level of investment.

   Our year-end equity exposure was 35% compared with 34% at the end of the third quarter. At this figure, we are at about 93% of a full position (35%/37.5%).

   Last year was a gloomy one for the stock market. The Dow Jones Industrials dropped 7.1%, the worst performance since 1981's 9.2% decline; the Nasdaq Composite fell 21% following the previous year's drop of 39.3%, and the S&P 500 Index was off 10.7% after receding 9.2% in 2000.

   What happened last year was a hangover from the bursting of the speculative bubble in the technology area. That led to a steep drop in capital spending. The consumer held up reasonably well, and the Fed began to cut in January. The cuts, which numbered 11 by year-end and brought the rate down to 1.75%, actually helped the economy from getting worse. However, they weren't enough to compensate for the excess technological capacity that kept putting pressure on technology stocks. Eventually, the pressure spread to other stocks as portfolio managers sought to raise more cash. I thought the economy was beginning to turn in late summer, but the terrorist attacks came and it all became academic. That threw everything into a recession, if we hadn't been in one before.

   The economists who meet periodically now tell us that the recession started last March, but I am not convinced of that date. I believe that the recession probably began around the time of the 2000 election. Although the economy began to soften during the summer of 2000, I don't think we were in recession until late in 2000. When the Fed began to cut in early 2001, I believed the downturn had about another four to six months to go. The market generally does very well during such an interval. After the third Fed cut in March, the market did respond for a couple of months. There was a very strong rally in April-May, but it died during the summer.

   Conventional wisdom is that a recession typically lasts 11 months. If you accept that supposition and the March onset date, then we are about nine months into the recession. If the average were to hold, the economy should start turning up in a month or two. The stock market would be right on course because, as I mentioned earlier, the market tends to turn up four to six months before recessions end. Unfortunately, the average figure isn't truly significant - the recession could be much longer or much shorter.

   The last time the Fed rate was under 2% was 40 years ago. We had a low inflation rate in part of the late 1950s and the early 1960s. There were some rough patches in there--1957, 1960 and 1962 were poor--but overall the stock market did well. Low inflation and low interest rates can be pretty bullish.

   The Fed says that it sees inflation continuing to decline, and some analysts are beginning to worry about the risk of deflation. Well, it's a danger on the radar screen. However, one of the Fed governors said recently that he didn't see any risk of deflation. Slight deflation, say minus 1/2% or 1%, is not the worst thing. If it gets out of hand, it means the economy is in gridlock. We saw that happen in the 1930s. I doubt that we will see anything like that. If we were to see even a small amount of outright deflation, it would indicate a weak economy. At this stage, I would almost prefer a slight uptick in inflation or at least a leveling out. What we really need for this stock market is an economic upturn. If that were to happen, I don't think we would see any deflation, but it's not a sure thing.

   Some economists say that interest rates currently are as low as they'll go and that a historic turning point is at hand. Actually, I'm ambivalent on interest rates. I hope that rates are near their lows. If rates start to go up--assuming they just rise slowly--it would probably indicate that the economy has improved somewhat. I think that would help the market. If rates go up 1/2% or something like that over the next six to nine months, it's not a big deal. It would probably be more positive than negative. I would hate to see the Fed cut another three or four times with rates approaching zero. That would be a bad economic indicator.

   Earnings, forecast as down 16.7% last year following a drop of 16.2% in 2000, are the worst for any year since World War II. These negative earnings, which are a reflection of the recession, could hurt the market. Compounding the poor earnings are lots of write-offs. In times like these, companies tend to write off everything--including the kitchen sink--because it is a good opportunity to do so. Consequently, I don't know what the actual earnings were, but I know they were not good. I also know that earnings tend to do very well coming out of a recession.

   The S&P currently trades at about 30 times estimated earnings. That's not a reasonable figure--it's too high. And, my major concern right now is the level of valuations in the market. A lot has to do with the big cap technology stocks that are selling at very high multiples. Technology, which had been perhaps 35% of the S&P at one time, is a lot less now. It's closer to the 20% level. It means that these big cap stocks have an inordinate impact not only on the market cap of the S&P but also on the earnings. If they are high multiples, it pushes up the P/E ratio for the market.

   If you look at non-tech stocks or the smaller cap stocks within the S&P 500, the P/E ratios are nowhere near as high. Nevertheless, they still don't appear cheap to me. The stock market has been down two consecutive years. Consequently, it has discounted some of the bad news. Perhaps the rally we have had for a few months demonstrates some discounting of an upward turn of the economy.

   Reflecting the state of the economy, dividends in the S&P fell 3.3% last year, the biggest drop since 4.1% in 1951. Companies, trying to conserve cash, have been reluctant to pay dividends in recent years. Also, many companies have been trying to buy back their stocks to strengthen their share prices. Dividend yields are small and, in most cases, don't offer much support to the level of stock prices. The low dividends by themselves don't worry me much--it's just that we need earnings. With the P/E ratios still high, I'm afraid there is a caution light on because of the valuations. But, this has been the case for the past five years or so.

   A favorable market development is the fact that just 111 companies, raising a total of $37 billion in equity, came public last year against 386 companies raising an aggregate of $60 billion in 2000. Inordinate numbers of IPOs, which we saw in the boiling markets of a couple of years ago, suck money out of the market. This is an indicator that we monitor very closely. It is actually bullish when IPOs slacken and companies buy back their own stock for cash. We had a terrible supply and demand picture in early 2000, with huge numbers of IPOs, much smaller numbers of buybacks, and heavy insider selling of stock. This situation has turned around somewhat, and those numbers recently are okay.

   Another positive indicator for the market is that last year was the first since 1996 that there were fewer than 10,000 mergers. Companies don't have their inflated stock to take over other companies. With people trying to conserve cash, it's harder to make deals for cash. It's probably like the situation with IPOs. It is not a good sign when merger activity gets too heavy. When it cools off, it is probably a better signal for stocks.

   More significantly, broad money supply after adjusting for inflation is expanding by about 10.5%, the highest year-to-year rate in almost 28 years. That's definitely bullish. After the attacks in September, the Fed pumped money into the system in a major, major way to help keep the economy from collapsing. That money is out there circulating, and it has to go somewhere. There really are only three main outlets. It can go into financial assets like stocks or bonds; it can go into tangible assets like real estate; or it can go into the general economy to stimulate business. So far some of it has gone into stocks, while the real estate picture has been mixed. Some residential areas have held up nicely, but commercial real estate, not surprisingly during a recession, has not done as well. Hopefully, a good portion will go into the real economy. Consumers will be spending more, and companies will start to rebuild inventories.

   So far, the inventory picture is encouraging. Product inventories fell sharply in the fourth quarter. On an annual rate, the decline is estimated at between $100 billion and $120 billion. That's a pattern you see late in recessions as inventories get worked off. A major cause of recessions is the excessive buildup of inventories. Goods are stuck on shelves, and manufacturers and retailers have trouble selling their stocks. Typically they cut prices. We have been going through this process for a few quarters. As the inventory overhang diminishes, we get closer to the time when manufacturing goes into higher gear. Inventories are now down to levels similar to those at a late stage of previous recessions. So I hope we are near the end of this one.

   Looking at the broad economic picture, the fact that the government is facing deficits instead of surpluses is a market positive. People have a hard time grasping that government surpluses have been negative for the stock market. But, we saw it clearly in 2000 and 2001 when we had surpluses and the market went down. The problem is that a government surplus puts a drain on the economy by taking money away from people who tend to spend it. I am not suggesting that the government run a perennial deficit. But, in the Keynesian way, I think it is judicious for the federal government to run a moderate deficit during a recessionary period to help stimulate the economy. Then, as the economy recovers and tax receipts go up, you can go back to a surplus and pay down some debt. You don't want the deficit to get too big because it then builds up inflationary pressures. So I think a little bit of a deficit right now is actually a good thing.

   Summing up, I think there are more stock market positives than negatives. The Fed's monetary policy is pretty bullish. Interest rates are low, and inflation is low. The money supply is expanding. There has been a fair amount of pessimism around as a lot of holders have sold out. Now we have regained some optimism on the rally since September. However, we saw a big shakeout in mutual fund redemptions and a big drop in margin debt. All that is pretty good. Looking ahead, I see potential problems with valuations. As I mentioned before, I don't think the market is cheap. The big question is the direction of the economy. At this point, I think the economy must improve to help the market. Since there is more positive than negative evidence on the economy at this moment, I think the odds favor an upturn, but there is no guarantee. My best guess is that we are slowly moving out of recession, but it's not a 100% shot.

   My monetary indicators are reasonably bullish, and my sentiment indicators are still positive. Although the valuation situation is not so hot, we're bullish overall.

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency Obligations. The portfolio's average duration (a measure of sensitivity to interest rate changes) was 3.5 years on December 31, 2001. This compares with 7.5 years at the end of the third quarter. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

   As of December 31, 2001, our leading industry groups included technology, health care, financial services, retailing, oil and oil services, and telecommunications. All of these groups appeared on our September 30, 2001 listing. Technology exposure increased slightly during the quarter because of the group's good performance. We cut back slightly on our holdings of financial services and telecommunications and added slightly to our retailing stocks.

   Some of our largest individual holdings include Microsoft, Pfizer, Citigroup, General Electric, Wal-Mart, Tyco, IBM, Johnson & Johnson, Home Depot, and Bank of America.

   In the above grouping, we increased our exposure for IBM, Home Depot, and Bank of America, and all three also benefited from appreciation during the quarter. Among the top holdings listed in our previous report, we have trimmed our positions in SBC Communications, Verizon, and Eli Lilly, but all three remain in our portfolio.

              Sincerely,

              /s/ Martin E. Zweig, Ph.D.
              Chairman
              Martin E. Zweig, Ph.D.
              Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                               Number of
                                                Shares        Value
                                               ---------   ------------
         COMMON STOCKS                  35.36%
         AEROSPACE & AIR TRANSPORT       0.34%
           United Technologies Corp...........   31,900    $  2,061,697
                                                           ------------
         BUILDING & FOREST PRODUCTS      0.48%
           International Paper Co.............   39,700       1,601,895
           Weyerhaeuser Co....................   24,000       1,297,920
                                                           ------------
                                                              2,899,815
                                                           ------------
         CHEMICALS                       0.31%
           Dow Chemical Co....................   55,900       1,888,302
                                                           ------------
         COMMERCIAL SERVICES             0.24%
           Omnicom Group, Inc.................   16,100       1,438,535
                                                           ------------
         CONSUMER PRODUCTS               1.38%
           Anheuser-Busch Cos., Inc...........   32,000       1,446,720
           Avon Products, Inc.................   16,000         744,000
           Kimberly-Clark Corp................   32,000       1,913,600
           PepsiCo, Inc.......................   47,800       2,327,382
           Procter & Gamble Co................   24,000       1,899,120
                                                           ------------
                                                              8,330,822
                                                           ------------
         ELECTRONICS -- ELECTRICAL       1.40%
           Celestica, Inc.....................   16,000(a)      646,240
           Emerson Electric Co................   24,000       1,370,400
           Flextronics International Ltd......   16,000(a)      383,840
           General Electric Co................  150,300       6,024,024
                                                           ------------
                                                              8,424,504
                                                           ------------
         ENGINEERING & MACHINERY         0.26%
           SPX Corp...........................   11,400       1,560,660
                                                           ------------
         FINANCIAL SERVICES              5.97%
           American International Group, Inc..   47,900       3,803,260
           Bank of America Corp...............   71,700       4,513,515
           Capital One Financial Corp.........   24,000       1,294,800
           Citigroup, Inc.....................  129,000       6,511,920
           Fannie Mae.........................   39,900       3,172,050
           Freddie Mac........................   55,500       3,629,700
           H & R Block, Inc...................   48,000       2,145,600
           Lehman Brothers Holdings, Inc......   36,800       2,458,240

                       See notes to financial statements

                                                  Number of
                                                   Shares         Value
                                                  ---------   -------------
    FINANCIAL SERVICES (CONTINUED)
       MBNA Corp.................................   24,000    $     844,800
       Merrill Lynch & Co., Inc..................   24,000        1,250,880
       MetLife, Inc..............................   32,000        1,013,760
       Morgan Stanley Dean Witter & Co...........   36,900        2,064,186
       SouthTrust Corp...........................   32,200          794,374
       Washington Mutual, Inc....................   31,950        1,044,765
       Wells Fargo & Co..........................   32,000        1,390,400
                                                              -------------
                                                                 35,932,250
                                                              -------------
     HEALTH CARE                            6.15%
       American Home Products Corp...............   36,800        2,258,048
       AmerisourceBergen Corp....................   19,200        1,220,160
       Amgen, Inc................................   32,000(a)     1,806,080
       Baxter International, Inc.................   32,000        1,716,160
       Biomet, Inc...............................   32,000          988,800
       Bristol-Myers Squibb Co...................   23,900        1,218,900
       Cardinal Health, Inc......................   16,100        1,041,026
       Eli Lilly & Co............................   32,000        2,513,280
       Guidant Corp..............................   46,400(a)     2,310,720
       Johnson & Johnson.........................   82,800        4,893,480
       King Pharmaceuticals, Inc.................   24,000(a)     1,011,120
       MedImmune, Inc............................   30,300(a)     1,404,405
       Pfizer, Inc...............................  167,200        6,662,920
       Pharmacia Corp............................   32,000        1,364,800
       St. Jude Medical, Inc.....................   24,000        1,863,600
       Tenet Healthcare Corp.....................   38,100(a)     2,237,232
       UnitedHealth Group, Inc...................   35,200        2,491,104
                                                              -------------
                                                                 37,001,835
                                                              -------------
     HOTELS                                 0.16%
       Starwood Hotels & Resorts Worldwide, Inc..   32,000          955,200
                                                              -------------
     INVESTMENT COMPANIES                   0.79%
       Nasdaq-100 Index..........................  122,000        4,747,020
                                                              -------------
     MANUFACTURING                          1.39%
       Caterpillar, Inc..........................   32,000        1,672,000
       Honeywell International, Inc..............   32,000        1,082,240
       Tyco International Ltd....................   95,400        5,619,060
                                                              -------------
                                                                  8,373,300
                                                              -------------
     MEDIA                                  1.21%
       Comcast Corp., Class A....................   46,700(a)     1,681,200
       Gannett Co., Inc..........................   16,000        1,075,680
       Gemstar -- TV Guide International, Inc....   31,200(a)       864,240

                       See notes to financial statements

                                             Number of
                                              Shares        Value
                                             ---------   ------------
           MEDIA (CONTINUED)
              McGraw-Hill Cos., Inc.........   32,300    $  1,969,654
              New York Times Co., Class A...   39,700       1,717,025
                                                         ------------
                                                            7,307,799
                                                         ------------
            METALS                     0.24%
              Alcoa, Inc....................   39,900       1,418,445
                                                         ------------
            OIL & OIL SERVICES         2.14%
              Anadarko Petroleum Corp.......   24,000       1,364,400
              ChevronTexaco Corp............   24,200       2,168,562
              El Paso Corp..................   32,000       1,427,520
              Exxon Mobil Corp..............   79,600       3,128,280
              Occidental Petroleum Corp.....   32,000         848,960
              Royal Dutch Petroleum Co......   32,000       1,568,640
              Talisman Energy, Inc..........   24,000         908,400
              USX-Marathon Group............   47,600       1,428,000
                                                         ------------
                                                           12,842,762
                                                         ------------
            RAILROADS                  0.15%
              Union Pacific Corp............   16,000         912,000
                                                         ------------
            RESTAURANTS                0.23%
              McDonald's Corp...............   32,000         847,040
              Wendy's International, Inc....   19,200         560,064
                                                         ------------
                                                            1,407,104
                                                         ------------
            RETAILING                  3.13%
              Home Depot, Inc...............   84,400       4,305,244
              Kroger Co.....................   32,000         667,840
              Lowe's Cos., Inc..............   64,100       2,974,881
              Sears, Roebuck & Co...........   48,000       2,286,720
              Staples, Inc..................   32,000(a)      598,400
              Target Corp...................   48,000       1,970,400
              Wal-Mart Stores, Inc..........  104,700       6,025,485
                                                         ------------
                                                           18,828,970
                                                         ------------
            TECHNOLOGY                 6.65%
              AOL Time Warner, Inc..........   79,900(a)    2,564,790
              Applied Materials, Inc........   25,300(a)    1,014,530
              Cisco Systems, Inc............  134,500(a)    2,435,795
              Citrix System, Inc............   32,000(a)      725,120
              Corning, Inc..................   17,000         151,640
              Cypress Semiconductor Corp....   33,000(a)      657,690
              Dell Computer Corp............   95,100(a)    2,584,818
              Electronic Data Systems Corp..   31,900       2,186,745

                       See notes to financial statements

                                                Number of
                                                 Shares         Value
                                                ---------   -------------
      TECHNOLOGY (CONTINUED)
         EMC Corp..............................   50,000    $     672,000
         First Data Corp.......................   31,700        2,486,865
         Intel Corp............................  126,500        3,978,425
         International Business Machines Corp..   41,600        5,031,936
         JDS Uniphase Corp.....................   17,000(a)       147,560
         Lucent Technologies, Inc..............   62,800          395,012
         Microchip Technology, Inc.............   24,500(a)       949,130
         Microsoft Corp........................  119,500(a)     7,916,875
         Motorola, Inc.........................   32,200          483,644
         Network Appliance, Inc................   17,000(a)       371,790
         Oracle Corp...........................  122,700(a)     1,694,487
         QUALCOMM, Inc.........................   24,500(a)     1,237,250
         Siebel Systems, Inc...................   31,800(a)       889,764
         Sun Microsystems, Inc.................   98,000(a)     1,205,400
         USinternetworking, Inc................   29,950(a)         5,990
         Yahoo!, Inc...........................    8,800(a)       156,112
                                                            -------------
                                                               39,943,368
                                                            -------------
       TELECOMMUNICATIONS                 2.32%
         ADC Telecommunications, Inc...........   57,500(a)       264,500
         Amdocs Ltd............................   32,000(a)     1,087,040
         AT&T Corp.............................   98,000        1,777,720
         AT&T Wireless Services, Inc...........   63,736(a)       915,886
         General Motors Corp., Class H.........   65,000        1,004,250
         Nokia Corp., ADR......................   63,600        1,560,108
         Nortel Networks Corp..................   65,000(a)       487,500
         SBC Communications, Inc...............   79,900        3,129,683
         Verizon Communications, Inc...........   55,900        2,653,014
         WorldCom, Inc. -- WorldCom Group......   73,950(a)     1,041,216
                                                            -------------
                                                               13,920,917
                                                            -------------
       UTILITIES -- ELECTRIC & GAS        0.42%
         Dominion Resources, Inc...............   20,800        1,250,080
         Duke Energy Corp......................   32,000        1,256,320
                                                            -------------
                                                                2,506,400
                                                            -------------
             Total Common Stocks
                (Cost $240,221,044)............               212,701,705
                                                            -------------

                       See notes to financial statements

                                                                   Principal
                                                                    Amount       Value
                                                                  ----------- ------------
     UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS       39.89%
   FHLMC, 6.875%, 1/15/05........................................ $70,500,000 $ 76,301,022
   FHLMC, 5.125%, 10/15/08.......................................  38,100,000   37,634,723
   FHLMC, 7.00%, 3/15/10.........................................  42,000,000   45,752,322
   United States Treasury Notes, 6.00%, 8/15/09..................  21,900,000   23,353,459
   United States Treasury Bonds, 10.75%, 5/15/03.................  15,000,000   16,667,580
   United States Treasury Bonds, 8.125%, 8/15/19.................  20,800,000   26,268,133
   United States Treasury Bonds, 6.875%, 8/15/25.................  12,300,000   14,037,387
                                                                              ------------
       Total United States Government and Agency Obligations
         (Cost $230,111,829).....................................              240,014,626
                                                                              ------------
     SHORT-TERM INVESTMENTS                                23.91%
   Citibank Capital II, 1.85%, 1/02/02...........................   7,400,000    7,399,620
   Executive Jet, 1.75%, 1/02/02.................................  25,000,000   24,998,785
   Goldman Sachs & Co., 2.05%, 1/03/02...........................  20,000,000   19,997,722
   Nestle Capital Corp., 1.85%, 1/04/02..........................  25,000,000   24,996,146
   Principal Financial, 2.05%, 1/14/02...........................  20,000,000   19,985,194
   UBS Financial Corp., 1.80%, 1/02/02...........................  25,000,000   24,998,750
   Washington Post, 1.87%, 1/02/02...............................  21,500,000   21,493,299
                                                                              ------------
       Total Short-Term Investments
         (Cost $143,869,516).....................................              143,869,516
                                                                              ------------
       Total Investments (Cost $614,202,389) -- 99.16%................         596,585,847
       Other assets less liabilities -- 0.84%.........................           5,069,094
                                                                              ------------
       Net Assets -- 100%.............................................        $601,654,941
                                                                              ============

--------
   (a) Non-income producing security

   For Federal income tax purposes, the tax basis of investments owned at December 31, 2001 was $617,712,145 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation. $ 27,917,788
                   Gross unrealized depreciation.  (49,044,086)
                                                  ------------
                   Net unrealized depreciation... $(21,126,298)
                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

 ASSETS
    Investments, at value (identified cost $614,202,389)......... $596,585,847
    Cash.........................................................      558,705
    Dividends and interest receivable............................    5,317,202
    Prepaid expenses.............................................       20,561
                                                                  ------------
      Total Assets...............................................  602,482,315
                                                                  ------------
 LIABILITIES
    Accrued advisory fees (Note 4)...............................      357,537
    Accrued administration fees (Note 4).........................       66,399
    Other accrued expenses.......................................      403,438
                                                                  ------------
      Total Liabilities..........................................      827,374
                                                                  ------------
 NET ASSETS                                                       $601,654,941
                                                                  ============
 NET ASSET VALUE, PER SHARE
    ($601,654,941 / 90,760,688 shares outstanding (Note 5)....... $       6.63
                                                                  ============
 Net Assets consist of
    Capital paid-in.............................................. $614,966,116
    Undistributed net investment income..........................    4,991,892
    Accumulated net realized loss on investments.................     (686,525)
    Net unrealized depreciation on investments...................  (17,616,542)
                                                                  ------------
                                                                  $601,654,941
                                                                  ============

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2001

Investment Income
   Income
      Interest................................................... $ 19,838,272
      Dividends (net of foreign withholding taxes of $5,031).....    2,299,798
                                                                  ------------
         Total Income............................................   22,138,070
                                                                  ------------
   Expenses
      Investment advisory fees (Note 4)..........................    4,364,838
      Administrative fees (Note 4)...............................      810,612
      Printing and postage expenses..............................      301,323
      Transfer agent fees........................................      255,402
      Professional fees..........................................      167,881
      Directors' fees and expenses (Note 4)......................       89,711
      Custodian fees.............................................       79,887
      Miscellaneous..............................................      394,054
                                                                  ------------
         Total Expenses..........................................    6,463,708
                                                                  ------------
            Net Investment Income................................   15,674,362
                                                                  ------------
Net Realized and Unrealized Gains (Losses)
   Net realized gain on investments..............................      542,036
   Increase in unrealized depreciation on investments............  (29,147,637)
                                                                  ------------
      Net realized and unrealized loss on investments............  (28,605,601)
                                                                  ------------
      Net decrease in net assets resulting from operations....... $(12,931,239)
                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                 For the Year Ended
                                                                                     December 31
                                                                             --------------------------
                                                                                 2001        2000(a)
                                                                             ------------  ------------
Increase (Decrease) in Net Assets
   Operations
       Net investment income................................................ $ 15,674,362  $ 26,796,650
       Net realized gains on investments....................................      542,036    21,769,821
       Increase in unrealized depreciation of investments...................  (29,147,637)  (19,184,705)
                                                                             ------------  ------------
          Net increase (decrease) in net assets resulting from
            operations......................................................  (12,931,239)   29,381,766
                                                                             ------------  ------------
   Dividends and distributions to shareholders from
       Net investment income................................................  (19,408,418)  (27,554,649)
       Net realized short-term gains........................................     (139,441)   (2,023,689)
       Net realized long-term gains.........................................           --   (20,483,611)
       Tax return of capital................................................  (44,040,006)  (16,801,157)
                                                                             ------------  ------------
          Total dividends and distributions to shareholders.................  (63,587,865)  (66,863,106)
                                                                             ------------  ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in reinvestment
         of dividends resulting in issuance of common stock.................    7,118,182            --
       Shares repurchased and retired, 0 and 867,200 shares,
         respectively.......................................................           --    (6,100,002)
                                                                             ------------  ------------
       Net increase (decrease) in net assets derived from capital share
         transactions.......................................................    7,118,182    (6,100,002)
                                                                             ------------  ------------
       Net decrease in net assets...........................................  (69,400,922)  (43,581,342)
Net Assets
       Beginning of year....................................................  671,055,863   714,637,205
                                                                             ------------  ------------
       End of year (including undistributed net investment income of
         $4,991,892 and $5,383,977 for the years ended December 31,
         2001 and December 31, 2000, respectively.)......................... $601,654,941  $671,055,863
                                                                             ============  ============

--------
(a) The dividends and distributions on the statement of changes in net assets for the year ended December 31, 2000 have been reclassified for comparative purposes.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2001

NOTE 1 -- Organization

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A.  Portfolio Valuation

   Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at December 31, 2001) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities. Prior to January 1, 2001, premium on securities was not amortized.

   With the adoption of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies ("Audit Guide"), the Fund is required to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the

Fund's net asset value. The initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not their market value) and increased the net unrealized gain (loss) by approximately $1,890,167. The effect of this change for the fiscal year ended December 31, 2001 was $1,451,804.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of net operating losses, premium amortization, losses deferred due to wash sales and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2001, the Fund increased undistributed net investment income by $3,341,971, decreased accumulated net realized gain by $(325,967) and paid in capital by $(3,016,004).

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) were as follows:


         Undistributed Ordinary Income............................  $0
         Undistributed Long-term Capital Gains....................  $0
         Capital Loss Carryovers..................................  $0

   Capital loss carryovers may be used to offset future capital gains. The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains and distributions for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 3 -- Portfolio Transactions

   During the year ended December 31, 2001, purchases and sales transactions, excluding short-term investments were:

                                                             United States
                                                              Government
                                                   Common     and Agency
                                                   Stocks     Obligations
                                                ------------ -------------
         Purchases............................. $200,959,881 $268,501,828
                                                ============ ============
         Sales................................. $188,060,958 $447,270,890
                                                ============ ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 2001, the Fund accrued advisory fees of $4,364,838.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 2001, the Fund accrued administration fees of $810,612.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $39,972 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $35,966 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At December 31, 2001, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 90,760,688 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. For the year ended December 31, 2001 there were 1,027,722 shares issued pursuant to the Plan.

   For the year ended December 31, 2000, 867,200 shares were repurchased and retired at a cost of $6,100,002. This included $39,024 in commissions paid to PXP Securities Corp. The weighted average discount of market price to net asset value of shares repurchased over the period of August 11, 2000 to September 22, 2000 was 8.6%. There were no shares repurchased or retired for the year ended December 31, 2001.

   On December 17, 2001, the Board of Directors declared a distribution of the greater of 0.83% of its net value on December 31, 2001 or all available net investment income plus net short and long term gains.

   On January 2, 2002, the Fund announced a distribution of $.055 per share to shareholders of record on December 31, 2001. This distribution has an ex-dividend date of January 3, 2002 and is payable on January 10, 2002.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                                              Year Ended December 31
                                                              ------------------------------------------------------
                                                                2001           2000      1999       1998      1997
                                                              --------       --------  --------   --------  --------
Per Share Data
Net asset value, beginning of year........................... $   7.48       $   7.89  $   8.43   $   8.61  $   8.29
                                                              --------       --------  --------   --------  --------
Income From Investment Operations
Net investment income........................................     0.18/(a)/      0.30      0.28       0.33      0.36
Net realized and unrealized gains (losses)...................    (0.32)/(a)/     0.02     (0.01)      0.39      0.80
                                                              --------       --------  --------   --------  --------
Total from investment operations.............................    (0.14)          0.32      0.27       0.72      1.16
                                                              --------       --------  --------   --------  --------
Dividends and Distributions
Anti-dilutive effect of share repurchase program.............       --           0.01      0.01         --        --
                                                              --------       --------  --------   --------  --------
Dividends from net investment income.........................    (0.22)         (0.30)    (0.28)     (0.33)    (0.36)
Distributions from net realized gains........................       --          (0.25)    (0.13)     (0.46)    (0.48)
Tax return of capital........................................    (0.49)         (0.19)    (0.41)     (0.05)       --
                                                              --------       --------  --------   --------  --------
Total dividends and distributions............................    (0.71)         (0.74)    (0.82)     (0.84)    (0.84)
                                                              --------       --------  --------   --------  --------
Effect on net asset value as a result of rights offering*....       --             --        --      (0.06)       --
                                                              --------       --------  --------   --------  --------
   Net asset value, end of year.............................. $   6.63       $   7.48  $   7.89   $   8.43  $   8.61
                                                              ========       ========  ========   ========  ========
   Market value, end of year**............................... $   7.05       $   6.57  $   6.50   $   8.88  $   9.44
                                                              ========       ========  ========   ========  ========
Total investment return***...................................    18.73%         12.64%   (18.72)%     4.49%    30.22%
                                                              ========       ========  ========   ========  ========
Ratios/Supplemental Data
Net assets, end of year (in thousands)....................... $601,655       $671,056  $714,637   $757,212  $677,133
Ratio of expenses to average net assets......................     1.04%          1.00%     0.97%      0.97%     1.04%
Ratio of net investment income to average net assets.........     2.51%          3.87%     3.50%      3.88%     4.30%
Portfolio turnover rate......................................     86.3%         121.6%    172.3%      87.9%    104.7%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(a) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

         Decrease net investment income....................... $(.02)
         Increase net realized and unrealized gains and losses $ .02
         Decrease ratio of net investment income..............  (.23)%


                            TAX INFORMATION NOTICE
                                  (UNAUDITED)

    For federal income tax purposes, 12.09% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2001, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
February 13, 2002

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                                                  Number of
                          Term of Office and  Portfolios in Fund
Name, (Age), Address and    Length of Time     Complex Overseen                 Principal Occupation(s)
Position(s) with Fund           Served           by Director        During Past 5 Years and Other Directorships Held
---------------------     ------------------- ------------------ -------------------------------------------------------
                                                DISINTERESTED DIRECTORS

Charles H. Brunie (71)... Term: Until 2003.           2          Chairman, Brunie Associates (investments) since April
Brunie Associates         Served since: 1988.                    2001; Chairman, Oppenheimer Capital (1969-2000);
600 Third Avenue, 17th                                           Chairman Emeritus, Board of Trustees, Manhattan
 Floor                                                           Institute (since 1990); Trustee, Milton and Rose D.
New York, NY 10016                                               Friedman Foundation for Vouchers (since 1999).

Director

Elliot S. Jaffe (75)..... Term: Until 2002.           2          Chairman and Chief Executive Officer of The Dress
30 Dunnigan Drive         Served since: 1988.                    Barn, Inc. (since 1963). Director, National Retail
Suffern, NY 10901                                                Federation (since 1994); Stamford Hospital Foundation
                                                                 (since 1997). Member, Board of Overseers of The
Director                                                         School of Arts and Sciences, University of
                                                                 Pennsylvania (since 1998); Trustee, Teachers College,
                                                                 Columbia University (since 1996). Director of
                                                                 Citigroup Funds (since 1990).

Wendy Luscombe (50)...... Term: Until 2002.           2          Principal, WLK Associates, Inc. (investment
c/o Phoenix/Zweig         Served since: 2001.                    management) (since 1994). Fellow, Royal Institution of
 Advisers LLC                                                    Chartered Surveyors. Member, Chartered Institute of
900 Third Avenue                                                 Arbitrators. Director, Amadeus Vision Capital, plc
New York, NY 10022                                               (since 1999). Director, Endeavour Real Estate
                                                                 Securities, Ltd. (since 2000). Director, PXRE Corp.
Director                                                         (reinsurance) (since 1994).

Alden C. Olson (73)...... Term: Until 2004.           2          Currently retired. Chartered Financial Analyst (since
2711 Ramparte Path        Served since: 1996.                    1964). Professor of Financial Management,
Holt, MI 48842                                                   Investments at Michigan State University (1959 to
                                                                 1990).
Director

James B. Rogers, Jr. (59) Term: Until 2003.           2          Private investor (since 1980). Chairman, Beeland
352 Riverside Drive       Served since: 1986.                    Interests (Media and Investments) (since 1980).
New York, NY 10025                                               Regular Commentator on CNBC (1998). Author of
                                                                 "Investment Biker: On the Road with Jim Rogers"
Director                                                         (1994). Visiting Professor, Columbia University (1998).
                                                                 Columnist, WORTH Magazine (since 1995). Director,
                                                                 Emerging Markets Brewery Fund (since 1993).
                                                                 Director, Levco Series Trust 2 portfolios (since 1996).

                                                     Number of
                             Term of Office and  Portfolios in Fund
Name, (Age), Address and       Length of Time     Complex Overseen                 Principal Occupation(s)
Position(s) with Fund              Served           by Director        During Past 5 Years and Other Directorships Held
---------------------        ------------------- ------------------ -------------------------------------------------------
                                                    INTERESTED DIRECTOR

Martin E. Zweig (59)........ Term: Until 2004.           9          President, Zweig Consulting LLC (investment
Chairman and President       Served since: 1986.                    management) (since 1999). President, Phoenix-Zweig
                                                                    Trust (since 1986) and Phoenix-Euclid Funds (since
                                                                    1998). Managing Director, Zweig-DiMenna Associates
                                                                    LLC (investment management) (since 1995). President,
                                                                    Zweig-DiMenna International Managers, Inc., Zweig-
                                                                    DiMenna Associates, Inc. and Gotham Advisors, Inc.
                                                                    Shareholder, Watermark Securities, Inc. Director and
                                                                    President, Zweig Total Return Advisors, Inc. and Zweig
                                                                    Advisors Inc. (until 1999). Chairman, Zweig/Glaser
                                                                    Advisers and Euclid Advisors LLC (until 1999).
                                                                    Member, Under-graduate Executive board of The
                                                                    Wharton School, University of Pennsylvania. Trustee,
                                                                    Manhattan Institute.

                                              OFFICERS WHO ARE NOT DIRECTORS

Jeffrey Lazar (42).......... Served since: 1988.                    Vice President, Phoenix/Zweig Advisers LLC (since
Executive Vice President and                                        1999). Director and Vice President, The Zweig Total
 Treasurer                                                          Return Fund, Inc. (until 1999); Vice President and
                                                                    Treasurer, The Zweig Total Return Advisors, Inc. (until
                                                                    1999).

Christopher M. Capano (34).. Served since: 1996.                    Investment Professional, Phoenix/Zweig Advisers LLC
Vice President                                                      (since 1994).

Nancy J. Engberg (45)....... Served since: 1999.                    Vice President and Counsel, Phoenix Investment
56 Prospect Street                                                  Partners, Ltd. (since 1999). Counsel, Phoenix Home
Hartford, CT 06115                                                  Life Mutual Insurance Company. (1994 to 1999).
Secretary

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               YEAR END RESULTS

                               Total Return
                               on Net Asset Net Asset    NYSE      Premium
                                  Value       Value   Share Price (Discount)
                               ------------ --------- ----------- ----------
    Year ended 12/31/2001.....     (1.9%)     $6.63    $ 7.0500       6.3%
    Year ended 12/31/2000.....      5.7%       7.48      6.5700     (12.2%)
    Year ended 12/31/1999.....      3.9%       7.89      6.5000     (17.6%)
    Year ended 12/31/1998.....      8.8%       8.43      8.8750       5.3%
    Year ended 12/31/1997.....     14.6%       8.61      9.4375       9.6%
    Year ended 12/31/1996.....      6.3%       8.29      8.0000      (3.5%)
    Year ended 12/31/1995.....     17.7%       8.63      8.6250      (0.1%)
    Year ended 12/31/1994.....     (1.9%)      8.11      8.0000      (1.4%)
    Year ended 12/31/1993.....     10.7%       9.11     10.7500      18.0%
    Year ended 12/31/1992.....      2.1%       9.06     10.0000      10.4%
    Year ended 12/31/1991.....     20.1%       9.79     10.6250       8.5%
    Year ended 12/31/1990.....      4.2%       9.02      8.6250      (4.4%)
    Year ended 12/31/1989.....     14.9%       9.59      9.7500       1.7%
    Inception 9/30/88-12/31/88      1.1%       9.24      9.1250      (1.2%)

--------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder Relations: For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line: For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

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   This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1336
                                                               3206-ANN (12/01)



[GRAPHIC]  Annual Report

[LOGO] Zweig
The Zweig Total Return Fund, Inc.

December 31, 2001



[LOGO] PHOENIX INVESTMENT PARTNERS
A member of The Phoenix Companies, Inc.